Exhibit 99.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 333-38387, 333-80903, 333-47022, 333-72791, 333-38756, 333-70940, 333-65451, 333-45598) and the Registration Statements on Form S-8 (Nos. 33-03470, 33-46187, 33-58923, 333-52503, 33-14475, 33-53752, 333-00445, 333-63837, 33-10822, 33-55172, 333-26929, 333-32053, 33-18277, 33-55174, 333-27631, 333-60313, 33-27849, 33-54100, 333-28281, 333-93905, 33-34294, 33-61760, 333-29395, 333-60338, 33-37400, 33-61758, 333-30419, 333-60332, 33-20890, 33-60424, 333-30421, 333-60334, 33-20990, 33-50117, 333-30425, 333-60336, 33-40041, 33-55149, 333-30429, 333-102830, 33-45473, 33-55315, 333-56739) of Bank One Corporation or affiliates of our report dated January 20, 2004 relating to the financial statements of J.P. Morgan Chase & Co., which report appears in this Form 8-K filed by Bank One Corporation.

PricewaterhouseCoopers LLP New York, New York May 18, 2004.